MERRILL LYNCH BASIC VALUE FUND, INC.



                       SUPPLEMENT DATED JANUARY 28, 2000
                   TO THE PROSPECTUS DATED OCTOBER 19, 1999



     The "sidebar" labeled "About the Portfolio Manager" on page 7 of the Fund's prospectus is amended to read as follows:

     "Paul M. Hoffmann has retired as co-portfolio manager and Senior Vice President of the Fund and his co-portfolio manager, Kevin Rendino, has assumed primary responsibility for the management of the Fund. Mr. Rendino, a Senior Vice President of the Fund, has been a First Vice President of Merrill Lynch Asset Management since 1997, and a Vice President from 1993 to 1997."



CODE #10042-10-99 ALL